EXHIBIT 32

Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

I, Jane T. Elfers, Chief Executive Officer and President of The Children’s Place Retail Stores, Inc. (the “Company”), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify that to my knowledge:

1.                 The quarterly report of the Company on Form 10-Q for the quarter ended July 31, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                 The information contained in such quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification this 3rd day of September, 2010.

By:	/S/ JANE T. ELFERS
JANE T. ELFERS
Chief Executive Officer and President
(A Principal Executive Officer)

I, Susan J. Riley, Executive Vice President, Finance and Administration and Chief Financial Officer of The Children’s Place Retail Stores, Inc. (the “Company”), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify that to my knowledge:

1.                 The quarterly report of the Company on Form 10-Q for the quarter ended July 31, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                 The information contained in such quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification this 3rd day of September, 2010.

By:	/S/ SUSAN J. RILEY
SUSAN J. RILEY
Executive Vice President, Finance and Administration and Chief Financial Officer
(A Principal Executive Officer and Principal Financial Officer)